EXECUTION VERSION 1 164107951_3 AMENDMENT NO. 3 TO DELAYED DRAW TERM LOAN AND GUARANTY AGREEMENT This AMENDMENT NO. 3 TO DELAYED DRAW TERM LOAN AND GUARANTY AGREEMENT (this “Amendment”), dated as of September 29, 2022, is entered into by and among OPAL FUELS INTERMEDIATE HOLDCO LLC, a Delaware limited liability company (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Obligors”), each Lender (defined below) under the DDTL Agreement (defined below) that is a party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Borrower, the Guarantors, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Delayed Draw Term Loan and Guaranty Agreement, dated as of October 22, 2021 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “DDTL Agreement” and the DDTL Agreement prior to giving effect to this Amendment being referred to as the “Existing DDTL Agreement”), pursuant to which the Lenders have extended a term loan facility to the Borrower; WHEREAS, the Borrower has informed the Administrative Agent that the Borrower desires that the Lenders (a) extend the deadline set forth in clause (a) of the definition of “Term A-2 Commitment Period Termination Date” from September 30, 2022 to March 31, 2023, (b) extend the deadline for making the Advances of Term A-2 Loans contemplated by Section 5.3 of the Existing DDTL Agreement from September 30, 2022 to October 31, 2022 while limiting such Advances of Term A-2 Loans to be made under Section 5.3 of the Existing DDTL Agreement to an aggregate principal amount not to exceed $25,000,000, (c) provide for a final single Advance of Term A-2 Loans in an aggregate principal amount not to exceed $10,000,000 to be made, subject to the satisfaction of the conditions precedents set forth in new Section 5.4 of the DDTL Agreement, by not later than March 31, 2023, and (d) make certain other amendments to the Existing DDTL Agreement as set forth herein; WHEREAS, the parties hereto are willing, subject to the terms and conditions set forth herein, to amend the Existing DDTL Agreement as set forth herein; NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Existing DDTL Agreement. 2. [Reserved.] 3. Amendments to Existing DDTL Agreement. The Existing DDTL Agreement is amended to make the changes set forth in the attached Annex I, consisting of changed pages to the Existing DDTL Agreement with deletions displayed as red strike through deletions and insertions displayed as blue double- underlined insertions). 4. [Reserved.] 5. Representations and Warranties. The Borrower and each of the other Obligors, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows:

2 164107951_3 (a) the execution, delivery and performance by each such Obligor of this Amendment, (i) has been duly authorized by all requisite corporate, limited liability company, partnership or other applicable organizational action of the Parent or the relevant Obligor, (b) does not require the consent or approval of any stockholders, members, partners or other holders of any Capital Stock of the Parent or any Obligor or, if so, such consent or approval has been obtained and (c) will not (i) violate any Requirement of Law applicable to it, (ii) violate or constitute (with due notice or lapse of time or both) a breach of or a default under any Contractual Obligation under any Material Contract of the Parent or any Obligor or which would otherwise reasonably be expected to result in a Material Adverse Effect, (iii) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Parent or any Obligor (other than Permitted Liens), or (iv) require any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, exemption, or filing or registration by or with any Governmental Authority or any consent or approval of any other Person, except such filings related to the perfection of Liens granted pursuant to the Security Documents; (b) this Amendment has been duly executed and delivered by such Obligor, and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors’ rights generally at the time in effect and except as specific performance and rights of acceleration may be subject to equitable principles of general applicability; and (c) the representations and warranties of each Obligor contained in Article 4 of the DDTL Agreement and in each other Loan Document are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof, after giving effect to this Amendment, with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents. 6. Effectiveness; Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment Effective Date”): (a) the Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, each of the following documents or instruments: (i) counterparts of this Amendment, duly executed by each Obligor, the Administrative Agent and each Lender; and (ii) a certificate of a Responsible Officer of the Borrower stating that: (A) all of the representations and warranties in the Loan Documents (after giving effect to this Amendment) are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of the Amendment Effective Date (except to the extent such representations and warranties relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date) and (B) no Default or Event of Default under

3 164107951_3 the Loan Documents shall have occurred and be continuing, or would result from this Amendment or the related extensions of credit; (b) each of the representations and warranties set forth in Section 5 above is true and correct in all material respects (or, with respect to any such representation or warranty qualified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)); (c) since December 31, 2020, (i) there has been no material adverse change in the financial condition, operations or business of any Obligor or any other Subsidiary from that set forth in the financial statements referenced in Section 4.5(a) of the Existing DDTL Agreement as at each applicable date and (ii) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect; (d) after giving effect to this Amendment, as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; and (e) the Administrative Agent shall have received confirmation that all fees payable under this Amendment and under the DDTL Agreement, and all reasonable out-of-pocket fees and expenses required to be paid on or before the Amendment Effective Date, have been, or will be, paid on the Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent. For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, as applicable, unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto. 7. Consent and Confirmation of the Guarantors. Each of the Guarantors party hereto hereby consents, acknowledges and agrees to the amendments set forth herein, and hereby confirms and ratifies in all respects the DDTL Agreement, the Security Documents and each other Loan Document to which such Guarantors are a party (including without limitation the continuation of each such Obligor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Security Documents and other Loan Documents against each such Guarantor in accordance with their respective terms and the inclusion of all principal, interest and fees in respect of each of the Facilities as “Obligations” under the DDTL Agreement. 8. Miscellaneous. (a) Except as herein expressly amended, all terms, covenants and provisions of the DDTL Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “DDTL Agreement” or “this Agreement” (or similar terms intended to reference the DDTL Agreement) shall henceforth refer to the DDTL Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” under and as defined in the DDTL Agreement and shall be deemed incorporated into, and a part of, the DDTL Agreement. (b) This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders and each of their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.7 of the DDTL Agreement.

4 164107951_3 (c) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTIONS 10.9, 10.10 AND 10.11 OF THE DDTL AGREEMENT RELATING TO GOVERNING LAW, JUDICIAL PROCEEDINGS AND WAIVER OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (d) This Amendment may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Amendment by telecopier or facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor and/or any Lender without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. (e) This Amendment, together with all the Loan Documents and the letters executed in connection with this Amendment (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.3 of the DDTL Agreement. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 6 hereof. (f) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 10.2 of the DDTL Agreement, all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the

5 164107951_3 Administrative Agent) in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder. [Signature Pages Follow.]

Signature Page Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement Opal Fuels Intermediate Holdco ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title: Teresa Weirath Vice President

Signature Page Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement Opal Fuels Intermediate Holdco 164107951_3 CUSTOMERS BANK By: Name: Title: Eugene Kennedy Managing Director

Signature Page Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement Opal Fuels Intermediate Holdco CITIBANK, N.A. By: Name: Derrick Lenz Title: Director / Authorized Signatory

Signature Page Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement Opal Fuels Intermediate Holdco BARCLAYS BANK PLC By: Name: Sydney G. Dennis Title: Director

ROYAL BANK OF CANADA By: Name: Jay TrSartain Title: Authorized Signatory Signature Page Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement Opal Fuels Intermediate Holdco

Annex I (to Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement) [Changed pages redline of DDTL Agreement attached.]

157225284_2 164108430_2 Annex I (to Amendment No. 23 to Delayed Draw Term Loan and Guaranty Agreement) ________________________________________________________________ Published CUSIP Number: 68347KAA2 Term A-1 Facility CUSIP Number: 68347KAB0 Term A-2 Facility CUSIP Number: 68347KAC8 $125,000,000 DELAYED DRAW TERM LOAN AND GUARANTY AGREEMENT dated as of October 22, 2021 (as amended by Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement and Waiver dated as of February 1, 2022, Amendment No. 2 to Delayed Draw Term Loan and Guaranty Agreement dated as of March 29, 2022, and Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement dated as of September 29, 2022) among OPAL FUELS INTERMEDIATE HOLDCO LLC, as Borrower, THE GUARANTORS PARTY HERETO, as Guarantors, The LENDERS Party Hereto BANK OF AMERICA, N.A., as Administrative Agent and CUSTOMERS BANK, as Syndication Agent CITIBANK, N.A. and BARCLAYS BANK PLC, as Co-Documentation Agents and BofA SECURITIES, INC., BARCLAYS BANK PLC, CITIBANK, N.A. and

-15- 157225284_2 164108430_2 “Excluded Taxes”: any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Term Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.22) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.2(b) or (e), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.2(g) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Exempt Subsidiary”: each of the Noble Road Entity and the Pine Bend Entity, but only so long as any of the Capital Stock of the applicable Person is owned by a third party unaffiliated with the Borrower or any of its Subsidiaries. “Existing Accounts”: as defined in Section 4.23. “Extension Facilities”: the interconnection extension facilities described in Appendix C to that certain Renewable Natural Gas Service Agreement by and between PGS and the New River Entity, which facilities are constructed and provided to the New River Facility by PGS pursuant to such agreement. “Facilities”: the Term A-1 Facility and the Term A-2 Facility, and each individually a “Facility”. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

-16- 157225284_2 164108430_2 “Federal Funds Rate”: for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee”: any fee due to any Agent or any Lender hereunder or under any of the Loan Documents. “Fee Letter”: any letter agreement between the Borrower (or any parent or Affiliate thereof) and any Agent regarding fees payable hereunder, and including (without limitation) that certain fee letter dated as of September 29, 2021 by and among Opal Fuels, LLC, of which the Borrower is a wholly-owned subsidiary, Bank of America and BofA Securities, Inc. “Final Draw Certification”: a certification, reasonably acceptable to the Administrative Agent, by the Borrower and Luminate LLC or another independent third party agreed by the Borrower and the Administrative Agent with respect to both the Pine Bend Facility and the New River Facility, certifying (a) that all construction liens for claims of payment with respect to work performed or furnished in connection with the respective EPC contract for each such facility have been released, and the respective EPC contractor has provided a lien waiver with respect thereto, and (b) as to the completion and full operation of the Extension Facilities with respect to the New River Facility. For the avoidance of doubt, the Final Draw Certification may be composed of the Final Operation Certification and a separate certification with respect to clause (b) above. “Final Operation Certification”: a certification, reasonably acceptable to the Administrative Agent, by the Borrower and Luminate LLC or another independent third party agreed by the Borrower and the Administrative Agent with respect to both the Pine Bend Facility and the New River Facility, certifying that all construction liens for claims of payment with respect to work performed or furnished in connection with the respective EPC contract for each such facility have been released, and the respective EPC contractor has provided a lien waiver with respect thereto. “Foreign Lender”: a Lender that is not a U.S. Person. “Former Plan”: any employee benefit plan in respect of which the Borrower or a Commonly Controlled Entity could incur liability because of Section 4069 or Section 4212(c) of ERISA. “Fortistar”: Fortistar, LLC, a Delaware limited liability company. “Funded Debt”: as of any date of determination, calculated for the Borrower and its Consolidated Subsidiaries, the sum of (without duplication) all Indebtedness of a type described in clauses (a) through (g) inclusive (and, without duplication, all Guaranties of such

-28- 157225284_2 164108430_2 “Patriot Act”: as defined in Section 10.17. “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto. “Permitted Liens”: as defined in Section 6.11. “Person”: an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature. “Permitted Tax Distributions”: for the Borrower, so long as such Person is classified as a partnership or disregarded entity for U.S. federal income tax purposes and that has not elected to be treated as a corporation for U.S. federal tax purposes, a declaration and payment of a dividend or making of a distribution by such Person to the holders of such Person’s Capital Stock in an aggregate amount not greater than the amount necessary for such holders to pay their actual state and United States income tax liabilities based on the highest blended marginal effective income tax rate with respect to income earned by such holders after deducting any unused prior losses. “PGS” means Peoples Gas System, a division of Tampa Electric Company, a Florida corporation. “Pine Bend Acquisition”: the acquisition by an Obligor, either directly or through one or more wholly-owned Subsidiaries of an Obligor (each of which such Subsidiaries, if any, shall comply with the provisions of Section 6.21) of Pine Bend HoldCo in accordance and compliance with the Pine Bend Acquisition Conditions. “Pine Bend Acquisition Conditions”: each of (a) the payment by an Obligor of not more than $7,500,000 in cash consideration for the Pine Bend Entity, as the owner of not less than 50% of the Capital Stock of the Pine Bend Entity (it being understood that additional consideration may be paid in the form of common Capital Stock of the Parent, the Borrower or an Obligor), (b) receipt by the Administrative Agent of a Project Acquisition Certification with respect to the Pine Bend Facility, in form and substance reasonably satisfactory to the Administrative Agent, (c) after consummation of the Pine Bend Acquisition, an Obligor owns 100% of the Capital Stock of Pine Bend HoldCo which in turn owns not less than 50% of the Capital Stock of the Pine Bend Entity and (d) as of the date of consummation of such acquisition, neither the Pine Bend Entity nor any Obligor has received a notice of default, termination or nonrenewal of or under any Material Contract then in effect that has not been rescinded, cured or waived. “Pine Bend Entity”: Pine Bend RNG LLC, a Delaware limited liability company, which is the Person that owns the Pine Bend Facility. “Pine Bend Facility”: the landfill methane recapture project located in Inver Grove Heights, Minnesota.

-29- 157225284_2 164108430_2 “Pine Bend HoldCo”: Pine Bend HoldCo LLC, a Delaware limited liability company, which owns not less than 50% of the Capital Stock of the Pine Bend Entity. Pine Bend HoldCo shall comply with the provisions of Section 6.21 in connection with its acquisition. “Plan”: any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an “employer” as defined in Section 3(5) of ERISA. “Platform”: as defined in Section 6.3. “Post-Default Rate”: an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 4% per annum; provided, however, that with respect to a Term SOFR Loan, the Post-Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Term SOFR Loan plus 4% per annum. “Project Acquisition Certification”: with respect to the Noble Road Facility, the Pine Bend Facility or the New River Facility, a certification by the Borrower and Luminate LLC or another independent third party agreed by the Borrower and the Administrative Agent that (a) the relevant facility is commercially operational and able to produce pipeline quality methane at the capacity and to the specifications required to perform per the model provided to the Lenders prior to the Closing Date, (b) the relevant facility does not require additional capital expenditures to initiate operations, other than amounts as identified in a punchlist provided to the Administrative Agent, (c) all material licenses, permits and approvals have been obtained that are required for the project of such facility to operate commercially and (d) all construction liens on any property of the project of such facility have been released, and the EPC contractor has provided a lien waiver with respect thereto; provided that the Project Acquisition Certification with respect to (x) both the New River Facility and the Pine Bend Facility shall not require the certification in clause (d) above and (y) the New River Facility may provide that the interconnection of the New River Facility to the natural gas distribution system of PGS is only temporary in nature, subject to the completion of the Extension Facilities. “Properly Contested”: as defined in Section 6.2. “PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender”: as defined in Section 6.3. “Recipient”: the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Obligor or Guarantor hereunder. “Register”: as defined in Section 10.7(c). “Regulation U”: Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

-34- 157225284_2 164108430_2 “Term A-1 Commitment”: with respect to any Lender, its commitment to make Advances of the Term A-1 Loan to the Borrower during the Term A-1 Commitment Period pursuant to Section 2.1 in the amount set forth opposite such Lender’s name on Schedule 2. The aggregate Term A-1 Commitments on the Closing Date are $90,000,000. “Term A-1 Commitment Period”: the period commencing on the Closing Date and ending on the Term A-1 Commitment Period Termination Date. “Term A-1 Commitment Period Termination Date”: the earliest of (a) Amendment No. 1 Effective Date and (b) the date on which the Term A-1 Commitments equal $0 (whether as a result of Advances under Section 2.1 or the termination of undrawn Term A-1 Commitments pursuant to Section 2.14(b), Section 7.4 or otherwise). “Term A-1 Facility”: at any time, (a) the aggregate amount of the Term A-1 Commitments at such time, and (b) the aggregate principal amount of the Term A-1 Loans of all Term A-1 Lenders outstanding at such time. The Term A-1 Facility shall be denominated in Dollars. “Term A-1 Lender”: at any time, any Lender that has a Term A-1 Commitment or that holds Term A-1 Loans at such time. “Term A-1 Loan”: as defined in Section 2.1. “Term A-2 Commitment”: with respect to any Lender, its commitment to make Advances of the Term A-2 Loan to the Borrower during the Term A-2 Commitment Period pursuant to Section 2.1 in the amount set forth opposite such Lender’s name on Schedule 2. The aggregate Term A-2 Commitments on the Closing Date are $35,000,000. “Term A-2 Commitment Period”: the period commencing on the Closing Date and ending on the Term A-2 Commitment Period Termination Date. “Term A-2 Commitment Period Termination Date”: the earliest of (a) September 30March 31, 20222023 and (b) the date on which the Term A-2 Commitments equal $0 (whether as a result of Advances under Section 2.1 or the termination of undrawn Term A-2 Commitments pursuant to Section 2.14(b), Section 7.4 or otherwise). “Term A-2 Facility”: at any time, (a) the aggregate amount of the Term A-2 Commitments at such time, and (b) the aggregate principal amount of the Term A-2 Loans of all Term A-2 Lenders outstanding at such time. The Term A-2 Facility shall be denominated in Dollars. “Term A-2 Lender”: at any time, any Lender that has a Term A-2 Commitment or that holds Term A-2 Loans at such time. “Term A-2 Loan”: as defined in Section 2.1.

-44- 157225284_2 164108430_2 (i) the principal amount of the Term A-1 Loans in successive monthly installments equal to 1.79% of the aggregate amount of Advances under the Term A-1 Facility during the Term A-1 Commitment Period, each such payment to be made on the last Business Day of each calendar month commencing with the last Business Day of March 2022, and a final installment payable on the Maturity Date in an amount equal to the aggregate then remaining unpaid principal balance of the Term A-1 Loans; and (ii) the principal amount of the Term A-2 Loans in successive monthly installments equal to 2.00% of the aggregate amount of Advances under the Term A-2 Facility during the Term A-2 Commitment Period$700,000, each such payment to be made on the last Business Day of each calendar month commencing with the last Business Day of September 2022, and a final installment payable on the Maturity Date in an amount equal to the aggregate then remaining unpaid principal balance of the Term A-2 Loans. (b) Each payment of principal shall be accompanied by payment in full of all accrued and unpaid interest on the applicable Term Loans. Notwithstanding anything to the contrary contained herein, the outstanding principal amount of the Term Loans of each Facility and all accrued and unpaid interest thereon and any other amounts due and unpaid hereunder shall be paid in full on the Maturity Date. No repayment or prepayment of the Term Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Hedge Agreement entered into with respect to the Term Loans. 2.5 Evidence of Indebtedness. (a) The Term Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 10.7(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Term Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. (b) Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note for each Facility, which shall evidence such Lender’s Term A-1 Loans or Term A-2 Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its respective Notes for each Facility and endorse thereon the date, Type, amount and maturity of its Term A-1 Loans or Term A-2 Loans and payments with respect thereto. 2.6 Prepayments.

-80- 157225284_2 164108430_2 (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Term Loan (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall be true and correct in all respects) on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents; and (c) No Default. No Default or Event of Default shall exist as of the date of the making of such Loan or would exist immediately after giving effect thereto. Each Notice of Borrowing hereunder shall constitute a representation and warranty by the Borrower that as of the date of such borrowing the conditions contained in this Section 5.2, in Section 5.3 (if applicable, but without limitation of any delivery requirements in such Section 5.3) and in Section 2.3, and the borrowing limits set forth in Section 2.1, have each been satisfied. 5.3 Additional Conditions Precedent to the Funding of Each AdvanceCertain Advances of a Term A-2 LoanLoans. The obligation of each Lender to make an Advance (including its initial Advance) under the Term A-2 Facility is subject to the following conditions precedent (in addition to the prior or simultaneous satisfaction of the conditions set forth in Section 5.1 and the simultaneous satisfaction of the conditions set forth in Section 5.2): (a) Such Advance shall be made solely in connection with the consummation of one or more Specified Acquisition. (b) If such Advance is in connection with: (i) the New River Acquisition, (A) each of the New River Acquisition Conditions shall have been satisfied, in the reasonable judgment of the Administrative Agent (including the receipt by the Administrative Agent of any certificates required in connection therewith), (B) the New River Acquisition shall be consummated substantially simultaneously with such Advance and (C) such Advance and the consummation of the New River Acquisition shall occur on or prior to September 30October 31, 2022; (ii) the Noble Road Acquisition, (A) each of the Noble Road Acquisition Conditions shall have been satisfied, in the reasonable judgment of the Administrative Agent (including the receipt by the Administrative Agent of any certificates required in connection therewith), (B) the Noble Road Acquisition shall be consummated substantially simultaneously with such Advance and (C) such Advance and the

-81- 157225284_2 164108430_2 consummation of the Noble Road Acquisition shall occur on or prior to September 30October 31, 2022; or (iii) the Pine Bend Acquisition, (A) each of the Pine Bend Acquisition Conditions shall have been satisfied, in the reasonable judgment of the Administrative Agent (including the receipt by the Administrative Agent of any certificates required in connection therewith), (B) the Pine Bend Acquisition shall be consummated substantially simultaneously with such Advance and (C) such Advance and the consummation of the Pine Bend Acquisition shall occur on or prior to September 30October 31, 2022.; provided that the aggregate amount of all advances of Term A-2 Loans under this Section 5.3 shall not exceed $25,000,000. 5.4 Additional Conditions Precedent to the Funding of Final Advance of Term A-2 Loans. The obligation of each Lender to make a final Advance under the Term A-2 Facility is subject (in addition to the prior or simultaneous satisfaction of the conditions set forth in Sections 5.1 and 5.3 and the simultaneous satisfaction of the conditions set forth in Section 5.2) to the receipt by the Administrative Agent of the Final Draw Certification; provided that (a) the aggregate amount of all advances of Term A-2 Loans under this Section 5.4 shall not exceed $10,000,000 and (b) such Advance shall occur on or prior to March 31, 2023.

-99- 157225284_2 164108430_2 Facility (and applied to the remaining principal installments thereof in inverse order of maturity), and (vi) a Specified Equity Contribution shall only be included in EBITDA in the computation of the applicable financial covenant for purposes of determining compliance by the Borrower with Section 6.25(b) and not for any other purpose under this Agreement (including, without limitation, any determination of the availability of any baskets set forth in Articles VI and any other compliance or pro forma compliance calculation based on the Leverage Ratio). Upon the making of a Specified Equity Contribution, the Leverage Ratio in Section 6.25(b) shall be recalculated giving effect to the increase in EBITDA; provided that nothing in this subsection shall waive any Default that exists pursuant to Section 6.25(b) until such recalculation. If, after giving effect to such recalculation, the Borrower is in compliance with the Leverage Ratio pursuant to Section 6.25(b), the Borrower shall be deemed to have satisfied the requirements of the Leverage Ratio pursuant to Section 6.25(b) as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date and the applicable Default that had occurred shall be deemed waived and not to have occurred for all purposes of this Agreement and the other Loan Documents. 6.26 [Reserved]. 6.27 Post-Closing Obligations. Notwithstanding the conditions precedent set forth in Article 5, the Borrower has informed the Administrative Agent and the Lenders that certain of such items required to be delivered to the Administrative Agent or otherwise satisfied as conditions precedent to the effectiveness of this Agreement will not be delivered to the Administrative Agent as of the date hereof. Therefore, with respect to the items set forth on the Disclosure Schedule or pursuant to any letter agreement between the Borrower and the Administrative Agent that is provided to the Lenders on or prior to the Closing Date (collectively, the “Outstanding Items”), and notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower shall deliver the Administrative Agent or otherwise satisfy each Outstanding Item in the form, manner and time provided for such Outstanding Item or as the Administrative Agent may otherwise agree in its reasonable discretion. 6.28 Final Operation Certification. The Borrower shall deliver to the Administrative Agent the Final Operation Certification not later than March 31, 2023 (or such later date as the Administrative Agent may agree, in its sole discretion, but in any event not later than May 31, 2023).

-100- 157225284_2 164108430_2 ARTICLE 7 EVENTS OF DEFAULT 7.1 Events of Default. If one or more of the following events (each, an “Event of Default”) shall occur: (a) The Borrower shall default (i) in the payment when due of any interest on any Term Loan, or any fees or other amounts payable by it hereunder, under any Note or under any other Loan Document, and such default shall continue unremedied for a period of five (5) days or (ii) in the payment when due of any principal of any Term Loan; or (b) Any Obligor or (to the extent applicable) the Parent shall default in the due observance or performance of any term, covenant or agreement contained in any of Section 6.4(a), Sections 6.10 through 6.26 (other than, specifically, Sections 6.20 and 6.21) or, Section 6.27 or Section 6.28 on its part to be observed or performed (provided that the covenant set forth in Section 6.25(b) is subject to cure as set forth in Section 6.25(c), but any violation shall constitute a Default unless and until such cure is effectuated in accordance with Section 6.25(c)); or (c) Any Obligor or (to the extent applicable) the Parent shall default in the due observance or performance of any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be observed or performed and such default shall continue unremedied for a period of thirty (30) days after written notice of such default shall have been given to the Borrower by the Administrative Agent specifying such default and requiring it to be remedied; or (d) Any representation or warranty made by any Obligor or (to the extent applicable) the Parent herein or in any other Loan Document, or any statement or representation made in any certificate, report or opinion delivered by any Obligor or (to the extent applicable) the Parent, or any officer of an Obligor or the Parent, pursuant to this Agreement or any other Loan Document shall prove to have been incorrect or misleading in any material respect when made; or (e) Either the Pine Bend Entity or the Noble Road Entity shall incur, assume or suffer to exist any Indebtedness; or